Exhibit 99.1

Independence Realty Trust Stockholders and Centerspace Shareholders Approve Merger

PHILADELPHIA, PA and MINNEAPOLIS, MN – (BUSINESS WIRE) – November 10, 2026 – Independence Realty Trust, Inc. (NYSE: IRT) (“IRT”), a multifamily real estate investment trust (“REIT”) included in the S&P MidCap 400 Index, and Centerspace (NYSE: CSR) (“Centerspace”), a multifamily REIT, today announced that, at their respective special meetings held today, IRT stockholders and Centerspace shareholders approved all of the proposals necessary for the closing of the previously announced merger pursuant to which Centerspace will merge with IRT (the “Merger”).

“We greatly appreciate the support of IRT stockholders, who voted overwhelmingly in favor of the merger. Today’s vote is an exciting milestone toward creating a leading multifamily REIT focused on high-growth, non-gateway markets in the Sunbelt, Midwest, and Mountain West regions of the U.S.,” said Scott Schaeffer, Chairman and Chief Executive Officer of IRT. He continued, “We are bringing together portfolios in markets that have historically delivered above-average NOI growth with lower volatility.”

Approximately 88.1% of the votes cast at IRT’s special meeting were voted in favor of the issuance of IRT common stock in connection with the Merger. Approximately 99.6% of the votes cast at Centerspace’s special meeting, representing 80.4% of Centerspace’s outstanding common shares, were voted in favor of the Merger. Final voting results are subject to certification by the companies’ respective independent inspectors of election and will be filed by both companies with the SEC in separate Current Reports on Form 8-K.

The completion of the Merger is subject to the satisfaction or waiver of the remaining closing conditions. In addition, IRT has the right, in its sole discretion and by written notice to Centerspace, to defer the closing until the earliest of (i) the tenth business day after, with respect to each designated mortgage loan of Centerspace’s subsidiaries that has not been repaid, refinanced or defeased in accordance with the merger agreement, the applicable lender has granted the required lender consent to the transactions contemplated by the merger agreement or has indicated that it is ready, willing and able to grant that consent subject only to the closing and satisfaction of conditions thereto that by their nature are to be satisfied at the closing and all other conditions to the effectiveness of that consent have been satisfied or waived, and (ii) the tenth business day before June 30, 2027.

Upon the closing, Centerspace shareholders will receive 3.800 shares of IRT common stock for each Centerspace common share owned, and holders of common units in Centerspace’s operating partnership will receive 3.800 common units in IRT’s operating partnership for each unit held, subject to certain adjustments, with cash paid in lieu of fractional shares.

About Independence Realty Trust, Inc.

Independence Realty Trust, Inc. (NYSE: IRT), an S&P MidCap 400 Company, is a REIT that owns and operates multifamily communities across non-gateway U.S. markets. IRT’s investment strategy is focused on gaining scale near major employment centers within key amenity rich submarkets that offer good school districts and high-quality retail. IRT’s main investment objective is to provide attractive risk-adjusted returns to shareholders through diligent portfolio management, strong operational performance, and a consistent return on capital through distributions and capital appreciation. More information may be found on IRT’s website, www.irtliving.com.

About Centerspace

Centerspace (NYSE: CSR) is an owner and operator of apartment communities committed to providing great homes by focusing on integrity and serving others. Founded in 1970, as of September 9, 2026, Centerspace owned 47 apartment communities consisting of 10,456 units located in Colorado, Minnesota, Montana, Nebraska, North Dakota, and Utah. Centerspace was named a Top Workplace in 2026 by USA Today and for the seventh consecutive year in 2026 by the Minnesota Star Tribune. For more information, please visit www.centerspacehomes.com.

Forward-Looking Statements

This press release contains certain forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including, but not limited to, the expected timing of completion of the proposed transaction with Centerspace, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, estimates, uncertainties and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements, including as a result of the factors referenced below. Forward-looking statements are typically identified by the use of terms such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “assumes,” “may,” “projects,” “outlook,” “future,” and variations of those words and similar expressions. Although we believe the expectations reflected in these forward-looking statements are based upon reasonable assumptions, we can give no assurance that IRT’s and Centerspace’s expectations will be achieved. The following factors, among others, could cause our future results to differ materially from those expressed in the forward-looking statements: IRT’s and Centerspace’s ability to complete the transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to satisfaction of the closing conditions to consummate the transaction; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement between Centerspace and IRT; delays in completing the proposed transaction involving Centerspace and IRT; the ability of Centerspace and IRT to meet expectations regarding the timing, completion and accounting and tax treatment of the transaction; the ability to complete the transaction and integration of Centerspace and IRT successfully; and other factors that may affect the future results of Centerspace and IRT.

Additional factors that could cause results to differ materially from those described above can be found in Centerspace’s Annual Report on Form 10-K for the year ended December 31, 2025 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarters ended March 31, 2026, June 30, 2026 and September 30, 2026, each of which is on file with the Securities and Exchange Commission (the “SEC”) and available on the “Investor Relations” section of
Centerspace’s website, www.centerspacehomes.com, under the heading “Investors” and in other documents Centerspace files with the SEC, and in IRT’s Annual Report on Form 10-K for the year ended December 31, 2025 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarters ended March 31, 2026, June 30, 2026 and September 30, 2026, each of which is on file with the SEC and available on IRT’s website, www.irtliving.com, under the heading “Investors” and in other documents IRT files with the SEC.

All forward-looking statements are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Centerspace nor IRT assume any obligation to update forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in circumstances or other factors affecting forward-looking statements that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. If Centerspace or IRT updates one or more forward-looking statements, no inference should be drawn that Centerspace or IRT will make additional updates with respect to those or other forward-looking statements. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Independence Realty Trust, Inc. Contact

Stephanie Krewson-Kelly
267.270.4815
SKrewson@IRTLiving.com

Source: Independence Realty Trust, Inc.